EXHIBIT 24

POWER OF ATTORNEY

The PNC Financial Services Group, Inc.

2006 Incentive Award Plan

Each of the undersigned directors and/or officers of The PNC Financial Services Group, Inc. (“PNC”), a Pennsylvania corporation, hereby names, constitutes and appoints Richard J. Johnson, Samuel R. Patterson, Karen M. Barrett, and George P. Long, III, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned’s true and lawful attorney-in-fact and agent to execute for the undersigned and in his or her name, place and stead, in any and all capacities, one or more Registration Statements on Form S-8 (or other appropriate form) to be filed for the offering and/or sale of shares of PNC common stock in connection with the above-referenced plan, and any successor plan or plans, and any and all amendments (including post-effective amendments) to such registration statement or statements, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the following persons have duly signed this Power of Attorney as of this 14th day of May, 2007.

Name/Signature	Capacity

/s/ James E. Rohr	Chairman, Chief Executive Officer
James E. Rohr	(Principal Executive Officer) and Director

/s/ Richard J. Johnson	Chief Financial Officer
Richard J. Johnson	(Principal Financial Officer)

/s/ Samuel R. Patterson	Controller
Samuel R. Patterson	(Principal Accounting Officer)

POWER OF ATTORNEY

The PNC Financial Services Group, Inc.

2006 Incentive Award Plan

Each of the undersigned directors of The PNC Financial Services Group, Inc. (“PNC”), a Pennsylvania corporation, hereby names, constitutes and appoints Richard J. Johnson, Samuel R. Patterson, Karen M. Barrett, and George P. Long, III, and each of them individually, with full power to act without the others and with full power of substitution and resubstitution, the undersigned’s true and lawful attorney-in-fact and agent to execute for the undersigned and in his or her name, place and stead, in any and all capacities, one or more Registration Statements on Form S-8 (or other appropriate form) to be filed for the offering and/or sale of shares of PNC common stock in connection with the above-referenced plan, and any successor plan or plans, and any and all amendments (including post-effective amendments) to such registration statement or statements, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and any applicable securities exchange or securities self-regulating body, hereby granting to said attorneys-in-fact and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith as fully to all intents and purposes as the undersigned might or could do in person;

And each of the undersigned hereby ratifies and confirms all that any said attorney-in-fact and agent, or any substitute, lawfully does or causes to be done by virtue hereof.

IN WITNESS WHEREOF, the following persons have duly signed this Power of Attorney as of this 22nd day of May, 2007.

Name/Signature	Capacity

/s/ Richard O. Berndt	Director
Richard O. Berndt

/s/ Charles E. Bunch	Director
Charles E. Bunch

/s/ Robert N. Clay	Director
Robert N. Clay

/s/ George A. Davidson, Jr.	Director
George A. Davidson, Jr.

/s/ Kay Coles James	Director
Kay Coles James

/s/ Richard B. Kelson	Director
Richard B. Kelson

/s/ Bruce C. Lindsay	Director
Bruce C. Lindsay

/s/ Anthony A. Massaro	Director
Anthony A. Massaro

/s/ Jane G. Pepper	Director
Jane G. Pepper

/s/ Donald J. Shepard	Director
Donald J. Shepard

/s/ Lorene K. Steffes	Director
Lorene K. Steffes

/s/ Dennis F. Strigl	Director
Dennis F. Strigl

/s/ Stephen G. Thieke	Director
Stephen G. Thieke

/s/ Thomas J. Usher	Director
Thomas J. Usher

/s/ Helge H. Wehmeier	Director
Helge H. Wehmeier